UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 20, 2004
Date of Report (date of earliest event reported)

INFORMATICA CORPORATION

(Exact name of Registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	0-25871 (Commission File Number)	77-0333710 (I.R.S. Employer Identification Number)

2100 Seaport Boulevard Redwood City, California 94063 (Address of principal executive offices)

(650) 385-5000 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition

     On April 20, 2004, Informatica Corporation issued a press release reporting its results for the quarter ended March 31, 2004. A copy of the press release issued by Informatica Corporation concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 20, 2004		INFORMATICA CORPORATION

	By:	/s/ Earl E. Fry

Earl E. Fry Chief Financial Officer, Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 20, 2004 reporting Informatica Corporation’s results for the quarter ended March 31, 2004.